UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2014

GLOBAL GREEN, INC.
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(Exact name of Registrant as specified in its charter)

Florida --------------------------------- (State or other jurisdiction of incorporation)	333-174853 ------------------------------- (Commission File Number)	20-1515998 ------------------------------------- (IRS Employer Identification No.)

2820 Remington Green Circle, Tallahassee, Florida 32308
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  (Address of principal executive offices)

(850) 597-7906
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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 23, 2014, the Company filed a petition to appeal the SEC's suspension of trading which was announced in an 8-K filed on October 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GREEN, INC.

By:	/s/ Dr. Mehran P. Gazvini
Dr. Mehran P. Ghazvini, DC
President and Chief Executive Officer and Chief Financial Officer

Date: October 27, 2014